UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Nicor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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EXPLANATORY NOTE
Nicor Inc. made the following communication to certain of its employees on or around June 8, 2011.

Merger Integration Team Members as of 06.08.11
Updated on The Pipeline (Intranet) on 06.08.11
Integration Teams
Now that phase one of integration planning is complete, members of the various integration teams have changed. Some teams have expanded to include more subject matter experts, and other team members have transitioned out of the planning process to ensure we continue to meet the demands of the business and deliver safe, reliable service to our customers. These new teams will work together to craft detailed designs of post-merger operating models and develop plans for successful implementation of those models. As of June 8, 2011 current team members include:
•	Beth Reese, Vice President, Operational Planning and Analysis for AGL Resources, serves as the Integration Team Leader.

•	Sharon Grove, Assistant Vice President, Customer Care, Nicor Gas, serves as the Nicor Team Leader.
Corporate
Ben Abramson, AGL Resources
Louis Acuna, AGL Resources
James Anderson, AGL Resources
Heather Auger, AGL Resources
Myra Bierria, AGL Resources
DeeDee Bonner, AGL Resources
Tricia Bonner, AGL Resources
Jeff Brown, AGL Resources
Steve Cave, AGL Resources
Kathy Christel, Nicor
Barbara Christopher, AGL Resources
Jamie Coleman, AGL Resources
Greg Corbett, AGL Resources
Wendell Dallas, AGL Resources
Kelley Daviss, AGL Resources
Barbara DeBardelaben, AGL
Bill DeSantis, AGL Resources
Trisha Feely, Nicor
Karen Fike, AGL Resources
Jennifer Fiorenza, AGL Resources
Ron Forster, AGL Resources
Shannon Garmon, AGL Resources
Porter Gnann, AGL Resources
Jim Gorenz, AGL Resources
Julie Granger-Kritz, AGL Resources
Srinivas Gutti, Nicor
Paul Hailstone, AGL Resources
Brian Hannon, AGL Resources
Angela Hill, AGL Resources
Richard Hyde, AGL Resources
Kerry Johnson, AGL Resources
Michael Johnson, AGL Resources
Rachel Johnson, AGL Resources
Timothy Kaufman, Nicor
Thomas Keilhack, Nicor
Jim Kibler, AGL Resources
Denise Kirhofer, Nicor
Brandon Klingberg, Nicor
Mark Knox, Nicor
Grace Kolvereid, AGL Resources
Antoinette Lambert, Nicor
Dan Lambert, Nicor
Dan Lambright, AGL Resources
Ron Lepionka, AGL Resources
Scott Lewis, Nicor
Patrick Loftus, Nicor
David Lukowicz, Nicor
Dustin Martin, AGL Resources
Annette Martinez, Nicor
Susan Mason, AGL Resources
Pat McQueeny, Nicor
Becky Meggesin, Nicor
Cathy Mejia, Nicor
Chasity Miller, AGL Resources
Robert Mims, AGL Resources
Angela Nagy, AGL Resources
Mark Namirr, AGL Resources
Ryan Neary, Nicor
Cindy Nelson, Nicor
Gary Nottelmann, Nicor
Sue O’Connell, Nicor
David Parmer, Nicor
Karen Pepping, Nicor
Connie Pritchert, Nicor
Cindy Reyes, Nicor
Doug Ruschau, Nicor
Margaret Schiemann, Nicor
Bob Schnorr, AGL Resources
Bryan Seas, AGL Resources
Pamela Shaheen, Nicor
David Slovensky, AGL Resources
David Smith, AGL Resources
Rhonda Smith, AGL Resources
Joe Surber, AGL Resources
Todd Thompson, AGL Resources
Anne Tkacs, AGL Resources
Dat Tran, AGL Resources
Bob Voss, AGL Resources
Randy Wade, AGL Resources
Paul Wagner, AGL Resources
Laura Wilkinson-Sinton, AGL Resources
Barbara Zeller, Nicor
Mike Zumach, Nicor

Distribution Operations
Hans Bell, Nicor
Ernie Brake, AGL Resources
Jason Broach, AGL Resources
Sandra Broughton, AGL Resources
Tim Brown, AGL Resources
Scott Carter, AGL Resources
Len Gilmore, Nicor
Jim Griffin, Nicor
Sharon Grove, Nicor
Greg Hare, AGL Resources
Jean Harrison, AGL Resources
Stephanie Hull, AGL Resources
Nina Hunter, Nicor
Emeka Igwilo, AGL Resources
Jim Jerozal, Nicor
Pat Keefe, AGL Resources
Kevin Kirby, Nicor
Scot Koif, Nicor
Greg Konwinski, Nicor
Steve Lindsey, AGL Resources
Rick Lonn, AGL Resources
Brian MacLean, AGL Resources
Christa Markgraff, Nicor
Barry Martin, AGL Resources
Anthony McCain, Nicor
Connie McIntyre, AGL Resources
Mark Meeker, AGL Resources
Mike Morley, AGL Resources
Bob Mudra, Nicor
Steve Murphy, AGL Resources
Kyle Ormsby, AGL Resources
Nick Popielski, AGL Resources
Charles Rawson, AGL Resources
Ellen Rendos, Nicor
Richard Rogers, AGL Resources
Wayne Rutledge, AGL Resources
John Sayers, AGL Resources
Caryn Schilstra, AGL Resources
Tim Sherwood, AGL Resources
Allen Spivey, AGL Resources
Robert Stallings, AGL Resources
Evan Stout, AGL Resources
Jay Sutton, AGL Resources
Somali Tomczak, Nicor
Ben Ward, AGL Resources
Stephen Wassell, AGL Resources
Stephen Whalen, AGL Resources
Pat Whiteside, Nicor
Angela Whitfield, Nicor
Clint Whybark, Nicor
Maureen Williams, Nicor
Retail
Shannon Cowling, AGL Resources
Robert Cumbie, AGL Resources
Paul DeLacey, Nicor
Dennis Donovan, Nicor
John Jamieson, AGL Resources
Dale Larkin, Nicor
Michael Nieman, AGL Resources
Mark Rueff, Nicor
Vishal Thakkar, Nicor
David Wieglus, Nicor
Storage
Mike Craig, AGL Resources
John Fortman, Nicor
Dana Grams, AGL Resources
Jim Pitts, AGL Resources
Chris Schulz, Nicor
Wholesale
Berney Aucoin, AGL Resources
Steve Cittadine, Nicor
Kevin Conneighton, Nicor
James Goerig, AGL Resources
Brian Little, AGL Resources
Chris Schulz, Nicor
Shipping
Drew Evans, AGL Resources
Rick Hawley, Nicor
Paul Morrison, Nicor
Other Energy Ventures
Mike Braswell, AGL Resources
Steve Cittadine, Nicor
Dan Dodge, Nicor
Pete Tumminello, AGL Resources
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies; the successful integration of the companies; and our ability to obtain regulatory approval of the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources and Nicor believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-172084), as amended, which is publicly available, that includes a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. On or about May 10, 2011, AGL Resources and Nicor mailed the definitive joint proxy statement/prospectus to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.